UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2023 (May 11, 2023)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation (the “Corporation”) held its 2023 Annual Meeting of Shareholders on May 11, 2023.

Proposal 1 – Election of Directors

Shareholders elected the following thirteen directors, each to serve for a one-year term, by the following count:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas D. Bell, Jr.	158,780,029	6,916,082	936,426	29,479,938
Mitchell E. Daniels, Jr.	145,256,152	19,649,964	1,726,421	29,479,938
Marcela E. Donadio	161,335,811	4,592,569	704,157	29,479,938
John C. Huffard, Jr.	161,623,613	4,237,424	771,500	29,479,938
Christopher T. Jones	154,076,417	12,108,730	447,390	29,479,938
Thomas C. Kelleher	163,526,063	2,354,791	751,683	29,479,938
Steven F. Leer	154,782,828	11,398,805	450,904	29,479,938
Michael D. Lockhart	145,578,853	20,288,496	765,188	29,479,938
Amy E. Miles	158,463,420	7,760,041	409,076	29,479,938
Claude Mongeau	156,211,280	9,614,605	806,652	29,479,938
Jennifer F. Scanlon	152,345,356	13,783,670	503,511	29,479,938
Alan H. Shaw	163,510,409	2,347,826	774,302	29,479,938
John R. Thompson	154,072,274	11,968,378	591,885	29,479,938

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2023, by the following count:

Votes For	Votes Against	Abstentions
187,256,960	8,481,546	373,969

Proposal 3 – Advisory Resolution on Executive Compensation (“Say on Pay”)

Shareholders approved, on an advisory basis, the resolution on executive compensation, as disclosed in the proxy statement for the 2023 Annual Meeting of Shareholders, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,062,545	25,616,561	953,431	29,479,938

Proposal 4 – Frequency of Advisory Resolution on Executive Compensation (“Say on Frequency”)

Shareholders approved, on an advisory basis, a one year frequency for the resolution on executive compensation, by the following count:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
161,801,984	507,299	3,672,352	650,902	29,479,938

Proposal 5 – Shareholder Proposal Regarding Street Name and Non-Street Name Shareholders’ Rights to Call a Special Meeting

Shareholders did not approve a shareholder proposal regarding street name and non-street name shareholders’ rights to call a special meeting, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,205,214	90,363,576	1,063,747	29,479,938

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  May 15, 2023